                                        CLASS

                                  RECEIPT FOR SHARES
NUMBER                                             SHARES OF BENEFICIAL INTEREST



                               PRUDENTIAL BALANCED FUND

               AN UNINCORPORATED BUSINESS TRUST UNDER THE LAWS OF THE
                            COMMONWEALTH OF MASSACHUSETTS


ACCOUNT NO.      ALPHA CODE                             CUSIP
                                                        see reverse side
                                                        for certain definitions


THIS IS TO EVIDENCE THAT




IS THE OWNER OF

  FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST PAR VALUE OF $.01
                                  EACH OF THE
  ------------------------- PRUDENTIAL BALANCED FUND --------------------------

hereafter called the "Trust", transferable on the books of the Trust by the owner in person or by duly authorized attorney upon surrender of the Certificate properly endorsed.
    This Certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust and all amendments thereof, copies of which are on file with the Secretary of the Commonwealth of Massachusetts and at the office of the Trust, to all of which the holder by acceptance hereof assents.

    This Certificate is not valid unless countersigned by the Transfer
Agent.
      IN WITNESS WHEREOF the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with the Seal of the Trust.

        [SEAL]

PRUDENTIAL BALANCED FUND
    COMMONWEALTH OF
         1987
     MASSACHUSETTS
           *

         Dated:

                           /s/ S Jane Rose    /s/ Lawrence C McQuade
                              Secretary                      President

COUNTERSIGNED
       PRUDENTIAL MUTUAL FUND SERVICES LLC

By:                                                     TRANSFER AGENT

                                                    AUTHORIZED OFFICER


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    The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM     -as tenants in common      UNIF GIFT MIN ACT-. . . Custodian . . .
TEN ENT     -as tenants by the entireties                (Cust)          (Minor)
JT TEN      -as joint tenants with right                   under Uniform Gifts
             of survivorship and not as                      to Minors Act
             tenants in common.                          -----------------------
                                                                 (State)
       Additional abbreviations may also be used though not in the above list.

For value received,. . . . . . . . . . .hereby sell, assign and transfer unto
 PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
/                                / . . . . . . . . . . . . . . . . . . . . . .

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                     Please print or typewrite name and address
                        including postal zip code of assignee

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Shares
of Beneficial Interest represented by the within Certificate, and do hereby irrevocably constitute and appoint . . . . . . . . . . . . . . . . . . . . . .

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Attorney to transfer the said shares on the books of the within-named Trust with full power of substitution in the premises.

Dated,  . . . . . . . . . . . .


                                             . . . . . . . . . . . . . . . . .




________________________________________________________________________________


                      THIS SPACE MUST NOT BE COVERED IN ANY WAY





NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.